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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 26, 1999, except for Note 11, as to which the date is May 2, 1999, in Amendment No. 3 to the Registration Statement (Form
S-1 No. 333-74777) and related Prospectus of Online Resources & Communications Corporation dated May 13, 1999.


                                                     /s/ Ernst & Young LLP
Vienna, Virginia
May 13, 1999